EXHIBIT 77Q3 TO FORM N-SAR

Registrant Name: Vanguard Index Funds
File Number: 811-2652
Registrant CIK Number: 0000036405


Items 72, 73 and 74

     Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Items 72 through 74 completely, the Registrant has set forth in their entirety the complete responses to the indicated Items or Sub-Items below, in accordance with verbal instructions provided to the Registrant by the staff of the Commission on September 20, 2002, and September 23, 2002.


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Series 1 SEC Identifier S000002839 500 Index Trust
Class 1 SEC Identifier C000007773
Class 2 SEC Identifier C000007774
Class 3 SEC Identifier C000092055



Items 74A-75B

74A-$0
74C-$0
74F-$209,091,863
74I-$0
74J-$0
74L-$0
74N-$210,384,999
74O-$0
74P-$0
74R4-$0
74T-$209,416,173
75B-$205,993,043



Item 72DD

1. Total Income dividends for which record date passed during the period                                           $262,470
2. Dividends for a second class of open-end company shares                                                         $1,474,707
3. Dividends for a third class of open-end company shares                                                          $310,784


Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $1.794
        2. Dividends from a second class of open-end company shares                                                 $1.900
        3. Dividends from a third class of open-end company shares                                                  $1.886


Item 74

U)      1. Number of shares outstanding                                                                             142,745
        2. Number of shares outstanding for a second class of shares of open-end company shares                     787,111
        3. Number of shares outstanding for a third class of shares of open-end company shares                      171,551


V)      1. Net asset value per share (to the nearest cent)                                                          190.36
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)                190.36
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)                 188.92





Series 2 SEC Identifier S000002841 Extended Market Index
Class 1 SEc Identifier C000007779
Class 2 SEC Identifier C000007780
Class 3 SEC Identifier C000007781
Class 4 SEC Identifier C000007782
Class 5 SEC Identifier C000096110

Item 72DD

1. Total Income dividends for which record date passed during the period                                            $867
2. Dividends for a second class of open-end company shares                                                          $5,686
3. Dividends for a third class of open-end company shares                                                           $3,868
4. Dividends for a fourth class of open-end company shares                                                          $1,676
5. Dividends for a fifth class of open-end company shares                                                           $6,353


Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $0.025
        2. Dividends from a second class of open-end company shares                                                 $0.029
        3. Dividends from a third class of open-end company shares                                                  $0.029
        4. Dividends for a fourth class of open-end company shares                                                  $0.037
        5. Dividends for a fifth class of open-end company shares                                                   $0.073


Item 74

U)      1. Number of shares outstanding                                                                             35,957
        2. Number of shares outstanding for a second class of shares of open-end company shares                     199,477
        3. Number of shares outstanding for a third class of shares of open-end company shares                      136,836
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                     46,335
        5. Number of shares outstanding for a fifth class of shares of open-end company shares                      90,067

V)      1. Net asset value per share (to the nearest cent)                                                          69.78
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)                69.80
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)                 69.80
        4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)                92.00
        5. Net asset value per share of a fifth class open-end company shares (to the nearest cent)                 172.26


Series 3 SEC Identifier S000002848 Total Stock Market Index
Class 1 SEC Identifier C000007805
Class 2 SEC Identifier C000007806
Class 3 SEc Identifier C000007807
Class 4 SEC Identifier C000155407
Class 5 SEC Identifier C000007808

Items 74A-75B

74A- $0
74C- $0
74E- $0
74F- $400,773,181
74I- $0
74J- $0
74L- $0
74N- $407,788,012
74O- $0
74P- $0
74R4-$0
74T- $403,871,891
75B- $399,083,674

Item 72DD

1. Total Income dividends for which record date passed during the period                                           $1,037,734
2. Dividends for a second class of open-end company shares                                                         $1,114,527
3. Dividends for a third class of open-end company shares                                                          $918,850
4. Dividends for a fourth class of open-end company shares                                                         $18,514
5. Dividends for a fifth class of open-end company shares							   $503,942

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $0.446
        2. Dividends from a second class of open-end company shares                                                 $0.475
        3. Dividends from a third class of open-end company shares                                                  $0.476
        4. Dividends for a fourth class of open-end company shares                                                  $0.433
	5. Dividends for a fifth class of open-end company shares						    $0.976

Item 74

U)      1. Number of shares outstanding    									  2,269,321
        2. Number of shares outstanding for a second class of shares of open-end company shares                   2,380,601
        3. Number of shares outstanding for a third class of shares of open-end company shares                    812,106
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                   635,967
	5. Number of shares outstanding for a fifth class of shares of open-end company shares			  534,000

V)      1. Net asset value per share (to the nearest cent)                                                  	  52.09
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)     	  52.10
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)     	  52.11
	4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)     	  97.73
	5. Net asset value per share of a fifth class open-end company shares (to the nearest cent)		  107.04

Series 4 SEC Identifier S000002840 Value Index
Class 1 SEC Identifier C000007775
Class 2 SEC Identifier C000007776
Class 3 SEC Identifier C000007777
Class 4 SEC Identifier C000007778

Item 72DD

1. Total Income dividends for which record date passed during the period                                        $17,470
2. Dividends for a second class of open-end company shares                                                      $120,137
3. Dividends for a third class of open-end company shares                                                       $96,122
4. Dividends for a fourth class of open-end company shares                                                      $219,625

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                 $0.371
        2. Dividends from a second class of open-end company shares                                             $0.394
        3. Dividends from a third class of open-end company shares                                              $0.396
        4. Dividends for a fourth class of open-end company shares                                              $1.010

Item 74

U)      1. Number of shares outstanding   									46,168
        2. Number of shares outstanding for a second class of shares of open-end company shares                 310,857
        3. Number of shares outstanding for a third class of shares of open-end company shares                  242,744
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                 219,296

V)      1. Net asset value per share (to the nearest cent)                                                  	32.53
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)     	32.53
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)     	32.53
	4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)     	83.39

Series 5 SEC Identifier S000002842 Growth Index
Class 1 SEC Identifier C000007783
Class 2 SEc Identifier C000007784
Class 3 SEc Identifier C000007785
Class 4 SEC Identifier C000007786

Item 72DD

1. Total Income dividends for which record date passed during the period                                         $16,791
2. Dividends for a second class of open-end company shares                                                       $93,137
3. Dividends for a third class of open-end company shares                                                        $59,256
4. Dividends for a fourth class of open-end company shares							 $108,977

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                  $0.284
        2. Dividends from a second class of open-end company shares                                              $0.324
        3. Dividends from a third class of open-end company shares                                               $0.326
        4. Dividends for a fourth class of open-end company shares						 $0.628
Item 74

U)      1. Number of shares outstanding										 57,185
        2. Number of shares outstanding for a second class of shares of open-end company shares                  292,660
        3. Number of shares outstanding for a third class of shares of open-end company shares                   181,388
        4. Number of shares outstanding for a fourth class of shares of open-end company shares			 175,743

V)      1. Net asset value per share (to the nearest cent)                                                  	55.12
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)     	55.11
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)     	55.11
	4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)		107.06

Series 6 SEC Identifier S000002845 Small Cap Index
Class 1 SEc Identifier C000007795
Class 2 SEc Identifier C000007796
Class 3 SEc Identifier C000007797
Class 4 SEc Identifier C000007798
Class 5 SEC Identifier C000096112

Item 72DD

1. Total Income dividends for which record date passed during the period                                          $1,984
2. Dividends for a second class of open-end company shares                                                        $9,280
3. Dividends for a third class of open-end company shares                                                         $4,475
4. Dividends for a fourth class of open-end company shares                                                        $4,698
5. Dividends for a fifth class of open-end company shares							  $2,908

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                   $0.024
        2. Dividends from a second class of open-end company shares                                               $0.025
        3. Dividends from a third class of open-end company shares                                                $0.025
        4. Dividends for a fourth class of open-end company shares                                                $0.052
        5. Dividends for a fifth class of open-end company shares                                                 $0.074

Item 74

U)      1. Number of shares outstanding                                                                           79,120
        3. Number of shares outstanding for a second class of shares of open-end company shares                   383,458
        4. Number of shares outstanding for a third class of shares of open-end company shares                    185,923
        5. Number of shares outstanding for a fourth class of shares of open-end company shares                   96,871
	6. Number of shares outstanding for a fifth class of shares of open-end company shares 			  41,355

V)      1. Net asset value per share (to the nearest cent)                                                        58.14
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)              58.20
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)               58.20
	4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)              121.46
        5. Net asset value per share of a fifth class open-end company shares (to the nearest cent)               168.00


Series 7 SEC Identifier S000002844 Mid Cap Index
Class 1 SEC Identifier C000007791
Class 2 SEC Identifier C000007792
Class 3 SEC Identifier C000007793
Class 4 SEc Identifier C000096111
Class 5 SEC Identifier C000007794


Item 72DD

1. Total Income dividends for which record date passed during the period                                            $692
2. Dividends for a second class of open-end company shares                                                          $4,984
3. Dividends for a third class of open-end company shares                                                           $2,420
4. Dividends for a fourth class of open-end company shares                                                          $2,509
5. Dividends for a fifth class of open-end company shares                                                           $2,401


Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $.005
        2. Dividends from a second class of open-end company shares                                                 $.033
        3. Dividends from a third class of open-end company shares                                                  $.007
        4. Dividends for a fourth class of open-end company shares                                                  $.038
	5. Dividends for a fifth class of open-end company shares                                                   $.027

Item 74

U)      1. Number of shares outstanding                                                                           131,902
        2. Number of shares outstanding for a second class of shares of open-end company shares                   157,798
        3. Number of shares outstanding for a third class of shares of open-end company shares                    362,601
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                   66,517
        5. Number of shares outstanding for a fifth class of shares of open-end company shares                    95,132

V)      1. Net asset value per share (to the nearest cent)                                                        34.72
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)              157.61
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)               34.82
        4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)              171.73
	5. Net asset value per share of a fifth class open-end company shares (to the nearest cent)               127.25


Series 8 SEC Identifier S000002847 Small Cap Value Index
Class 1 SEC Identifier C000007802
Class 2 SEC Identifier C000105305
Class 3 SEc Identifier C000007803
Class 4 SEc Identifier C000007804


Item 72DD

1. Total Income dividends for which record date passed during the period                                          $1,558
2. Dividends for a second class of open-end company shares                                                        $4,376
3. Dividends for a third class of open-end company shares                                                         $1,493
4. Dividends for a fourth class of open-end company shares					                  $3,755
Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                   $.017
        2. Dividends from a second class of open-end company shares                                               $.033
        3. Dividends from a third class of open-end company shares                                                $.018
	4. Dividends from a fourth class of open-end company shares						  $0.076

Item 74

U)      1. Number of shares outstanding                                                                           87,062
        2. Number of shares outstanding for a second class of shares of open-end company shares                   139,974
        3. Number of shares outstanding for a third class of shares of open-end company shares                    98,768
	4. Number of shares outstanding for a fourth class of shares of open-end company shares			  54,516

V)      1. Net asset value per share (to the nearest cent)                                                        25.84
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)              46.34
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)               25.91
	4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)		  107.86


Series 9 SEC Identifier S000002846 Small Cap Growth Index
Class 1 SEC Identifier C000007799
Class 2 SEC Identifier C000105304
Class 3 SEc Identifier C000007800
Class 4 SEC Identifier C000007801


Item 72DD

1. Total Income dividends for which record date passed during the period                                          $386
2. Dividends for a second class of open-end company shares                                                        $1,259
3. Dividends for a third class of open-end company shares                                                         $818
4. Dividends for a fourth class of ope-end company shares							  $978

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                   $.006
        2. Dividends from a second class of open-end company shares                                               $.010
        3. Dividends from a third class of open-end company shares                                                $.008
	4. Dividends from a fourth class of open-end company shares					          $.030

Item 74

U)      1. Number of shares outstanding                                                                           61,499
        2. Number of shares outstanding for a second class of shares of open-end company shares                   131,801
        3. Number of shares outstanding for a third class of shares of open-end company shares                    103,429
	4. Number of shares outstanding for a fourth class of shares of open-end company shares			  35,284

V)      1. Net asset value per share (to the nearest cent)                                                        37.72
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)              47.18
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)               37.18
	4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)		  134.17

Series 10 SEC Identifier S000002843 Large-Cap Index
Class 1 SEC Identifier C000007787
Class 2 SEC Identifier C000007788
Class 3 SEC Identifier C000007789
Class 4 SEC Identifier C000007790


Item 72DD

1. Total Income dividends for which record date passed during the period                                          $3,413
2. Dividends for a second class of open-end company shares                                                        $30,448
3. Dividends for a third class of open-end company shares                                                         $7,860
4. Dividends for a fourth class of open-end company shares                                                        $53,892


Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                   $0.326
        2. Dividends from a second class of open-end company shares                                               $0.443
        3. Dividends from a third class of open-end company shares                                                $1.830
        4. Dividends from a fourth class of open-end company shares                                               $0.876

Item 74

U)      1. Number of shares outstanding                                                                             10,257
        2. Number of shares outstanding for a second class of shares of open-end company shares                     70,374
        3. Number of shares outstanding for a third class of shares of open-end company shares                      4,320
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                     62,463

V)      1. Net asset value per share (to the nearest cent)                                                           38.32
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)                 47.91
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)     	    197.18
	4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)     	     94.86


Series 11 SEC Identifier S000012756 Mid-Cap Growth Index
Class 1 SEC Identifier C000034427
Class 2 SEC Identifier C000105306
Class 3 SEC Identifier C000034428

Item 72DD

1. Total Income dividends for which record date passed during the period                                          $57
2. Dividends for a second class of open-end company shares                                                        $408
3. Dividends for a third class of open-end company shares                                                         $521

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                   $0.004
        2. Dividends from a second class of open-end company shares                                               $0.007
        3. Dividends from a third class of open-end company shares                                                $0.017


Item 74

U)      1. Number of shares outstanding                                                                             14,407
        2. Number of shares outstanding for a second class of shares of open-end company shares                     66,923
        3. Number of shares outstanding for a third class of shares of open-end company shares                      33,242


V)      1. Net asset value per share (to the nearest cent)                                                           41.85
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)                 45.85
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)     	    106.50



Series 12 SEC Identifier S000012757 Mid Cap Value Index
Class 1 SEC Identifier C000034429
Class 2 SEC Identifier C000105307
Class 3 SEC Identifier C000034430


Item 72DD

1. Total Income dividends for which record date passed during the period                                            $168
2. Dividends for a second class of open-end company shares                                                          $930
3. Dividends for a third class of open-end company shares                                                           $1,118


Item 7389

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $0.009
        2. Dividends from a second class of open-end company shares                                                 $0.013
        3. Dividends from a third class of open-end company shares                                                  $0.027

Item 74

U)      1. Number of shares outstanding                                                                           17,478
        2. Number of shares outstanding for a second class of shares of open-end company shares                   75,964
        3. Number of shares outstanding for a third class of shares of open-end company shares                    44,318


V)      1. Net asset value per share (to the nearest cent)                                                        35.62
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)              46.89
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)               90.53



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